Exhibit 10.5

                           Purchase and Sale Agreement
                     (Superior Oil and Gas - William Foster)


     This agreement ("the Agreement") is entered into on December 13, 2005 by and between Superior Oil and Gas Co., a Nevada corporation ("Superior") and William H. Foster ("Foster") of Dallas, Texas.

     In   consideration   of  the   following   representations,   promises  and
undertakings, the parties agree as follows:

     1.   Representations by Foster. Foster represents to Superior as follows:

          1.1. Foster does business as "Foster Oil and Gas" and as "Conquest Energy Resources, Inc." and either he or such alter egos is the direct or indirect owner of the oil and gas leases, wells and other properties, including surface and below-surface well equipment and pipes, described on Exhibit 1.1 attached to this Agreement ("the Properties").

          1.2. There are no liens of any nature attached to the Properties.

          1.3. Foster has the full and perfected right to convey the Properties to Superior in accordance with the terms of this Agreement. In this regard, he has obtained all necessary consents, assignments and approvals of third persons or entities to convey the Properties to Superior.

          1.4. With reference to each of the ten Properties described on Exhibit
               1.1 as identified by the name of a well on the Property, the status of wells on each Property is as follows:

          -------------- ----------- ---------------------------------- --------------------------
                                      No. of Wells Drilled, Tested and
                                        Completed and Awaiting Only          No. of Formerly
                            No. of    Installation of Certain Surface    Producing Wells Awaiting
           Name of Well   Producing    Equipment to Become Producing        Workover to Become
                            Wells                  Wells                  Producing Wells Again
          -------------- ----------- ---------------------------------- --------------------------
          Dye                 1                      1
          -------------- ----------- ---------------------------------- --------------------------
          Swaney                                     1                              2
          -------------- ----------- ---------------------------------- --------------------------
          Ballard             1                                                     2
          -------------- ----------- ---------------------------------- --------------------------
          Alta                                                                      1
          -------------- ----------- ---------------------------------- --------------------------
          Rissman             1                                                     3
          -------------- ----------- ---------------------------------- --------------------------
          Beason              1                                                     2
          -------------- ----------- ---------------------------------- --------------------------
          Monroe              1
          -------------- ----------- ---------------------------------- --------------------------
          Corn                3                                                     3
          -------------- ----------- ---------------------------------- --------------------------
          Baughman                                   1
          -------------- ----------- ---------------------------------- --------------------------
          Ball                1                                                     3
          -------------- ----------- ---------------------------------- --------------------------
             Totals           9                      3                             16
          -------------- ----------- ---------------------------------- --------------------------

          2. Representations by Superior. Superior has the full and perfected right to issue to Foster the shares of common stock of Superior described in this Agreement. In this regard, it has obtained the approval of its board of directors.

          3. Purchase and Sale of the Properties. Superior agrees to purchase from Foster, and Foster agrees to sell to Superior, the Properties in consideration of the issuance to Foster of 300,000 newly-issued shares of common stock of Superior ("the Shares").

          4. Warranty of Title to the Properties. Foster warrants that the title to the Properties is good and marketable and agrees to defend such title at his own expense should it be challenged.

          5. Closing. The parties shall close the Purchase and Sale transaction described herein at a mutually agreeable time within one week from the date of this Agreement or as otherwise agreed to between the parties. Prior to the Closing, Foster shall deliver to Superior copies of executed, acknowledged and recorded oil and gas leases or assignments of leases that evidence the title of Foster or his alter egos to the Properties and the right to transfer to Superior the Properties.

          6. Applicable Law, Arbitration and Sole Agreement. The laws of the state of Kansas shall apply to all issues regarding title to the Properties. The laws of Oklahoma shall apply to all issues regarding the legal effect and meaning of the provisions of this Agreement. Disputes between the parties shall be resolved by binding arbitration employing rules of the American Arbitration Association or other rules agreed to by the parties. This is the sole agreement between the parties relating to the Properties.

          7. Restricted Nature of the Shares. In accordance with the regulations of the U.S. Securities and Exchange Commission ("the Commission"), the Shares will be "restricted securities" within the meaning of the Commission's Rule 144. As such, absent registration or the availability of an exemption from registration, they cannot be transferred for value by Foster during the first full year after the Closing. During the second year after the Closing they can be transferred for value without registration pursuant to the provisions of Rule 144. Thereafter, provided Foster is not an affiliate of Superior and has not been as affiliate of Superior during the 90 days before a proposed transfer for value, Foster can transfer the Shares without registration and without complying with the provisions of Rule 144.


               Superior Oil and Gas Co.



               By: /s/ Dan Lloyd                           /s/ William H. Foster
                  ---------------------                   ----------------------
                        Dan Lloyd, President              William H. Foster

                                Acknowledgements

State of Oklahoma   )
                    )
County of Canadian  )

     Before me, a Notary Public in and for the State and County set forth above, on December 13, 2005 personally appeared Dan Lloyd, known to me to be the President of Superior Oil and Gas Co., and executed the above Purchase and Sale Agreement in such corporate capacity.

                                                             /s/ Gayla McCoy
                                                            --------------------
                                                            Notary Public
   [SEAL]

   My commission expires:  9/24/08
   My commission #:  15241

*        *        *       *        *        *        *        *       *        *
State of Oklahoma  )
                   )
County of Canadian )

     Before me, a Notary Public in and for the State and County set forth above, on December 13, 2005 personally appeared William H. Foster, known to me, and executed the above Purchase and Sale Agreement.

                                                             /s/ Gayla McCoy
                                                            --------------------
                                                            Notary Public
                  [SEAL]

                  My commission expires:  9/24/08
                  My commission #:  15241


                                 Exhibit 1.1 to
                           Purchase and Sale Agreement
                     (Superior Oil and Gas - William Foster)

------------ -------------------------------------- ------------ ---------- ----------
                                                       Name of
                                                       Well on     Working     Net
 County in                                               the      Interest   Revenue
  Kansas        Legal Description of Property          Property     Amount    Amount
------------ -------------------------------------- ------------ ---------- ----------
Chautauqua   Bore holes only: NW/4 of Section 33,
             T33S, R13E                             Dye             1.00      .83125
------------ -------------------------------------- ------------ ---------- ----------
Chautauqua   W/2 SE/4 and SW/4 NE/4 of Section
             29, T33S, R13E                         Swaney          1.00      .83125
------------ -------------------------------------- ------------ ---------- ----------
Chautauqua   S/2 S/2 and SE/4 SE/4 SE/4 of Section
             20, T33S, R13E                         Ballard         1.00      .8375
------------ -------------------------------------- ------------ ---------- ----------
Chautauqua   Bore hole only: SW/4 of Section 22,
             T33S, R13E                             Alta            1.00      .8750
------------ -------------------------------------- ------------ ---------- ----------
Chautauqua   Bore holes only: W/2 of Section 35,
             T32S, R12E                             Rissman         1.00      .83125
------------ -------------------------------------- ------------ ---------- ----------
Chautauqua   S/2 SW/4 of Section 25, T32S, R12E     Beason          1.00      .83125
------------ -------------------------------------- ------------ ---------- ----------
Chautauqua   NE/4 less SE/4 NE/4 of Section 26,
             T32S, R12E                             Monroe          1.00      .83125
------------ -------------------------------------- ------------ ---------- ----------
Montgomery   SE/4 and S/2 NE/4 of Section 32,
             T32S, R14E                             Corn            1.00     .771875
------------ -------------------------------------- ------------ ---------- ----------
Elk          That part of the NW/4 NW/4 of
             Section 23, T30S, R12E lying West
             of the road                            Baughman        1.00      .8750
------------ -------------------------------------- ------------ ---------- ----------
Chautauqua   SE/4 of Section 3, T34S, R13E          Ball            1.00      .8750
------------ -------------------------------------- ------------ ---------- ----------